UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

March 20, 2023
Date of Report (Date of Earliest Event Reported)

Central Index Key Number of the issuing entity:  0001575190
GS Mortgage Securities Trust 2013-GCJ12
(Exact name of issuing entity)

Central Index Key Number of the registrant:  0001004158
GS Mortgage Securities Corporation II
(Exact name of registrant as specified in its charter)

Central Index Key Number of the sponsor:  0001541001
Citigroup Global Markets Realty Corp.
(Exact name of sponsor as specified in its charter)

Central Index Key Number of the sponsor:  0001541502
Goldman Sachs Mortgage Company
(Exact name of sponsor as specified in its charter)

Central Index Key Number of the sponsor:  0001682511
Starwood Mortgage Funding I LLC
(Exact name of sponsor as specified in its charter)

Central Index Key Number of the sponsor:  0001555524
LoanCore Capital Markets LLC (formerly known as Jefferies LoanCore LLC)
(Exact name of sponsor as specified in its charter)

Central Index Key Number of the sponsor:  0001576832
MC-Five Mile Commercial Mortgage Finance LLC
(Exact name of sponsor as specified in its charter)

New York	333-171508-06	38-3906824 38-3906825
(State or other jurisdiction of incorporation of issuing entity)	(Commission File Number of issuing entity)	(I.R.S. Employer Identification Numbers)

c/o Computershare Trust Company, N.A., as agent for
Wells Fargo Bank, National Association
9062 Old Annapolis Road
Columbia, MD 21045

(Address of principal executive offices of the issuing entity)

(212) 934-2882
Registrant's Telephone number, including area code

Former name or former address, if changed since last report:  Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act(17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act(17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐  Emerging growth company

☐  If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised Financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 6.04 Failure to Make a Required Distribution.

The Certificate Administrator made distributions to the Certificateholders on the March 10, 2023 Distribution Date.  The Certificate Administrator was notified by the Master Servicer on March 20, 2023 of a payment revision to the Class A-4 Certificateholders.   The payment revision was made to reflect the late payoff of the Greg Street Commerce Center Mortgage Loan (Loan Number 64 on Annex A-1 of the prospectus supplement of the registrant relating to the issuing entity filed on May 29, 2013 pursuant to Rule 424(b)(5)), and resulted in an additional principal payment to the Class A-4 Certificateholders in the amount of $3,528,243.32.  The additional payment was made to the Class A-4 Certificateholders on March 22, 2023.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GS Mortgage Securities Corporation II
(Depositor)

/s/ Scott Epperson
Scott Epperson, CEO or Chief Executive Officer

Date:  March 23, 2023